Supplement Dated June 4, 2021
To The Prospectus Dated April 26, 2021

JNL® Investors Series Trust

The changes below are effective May 28, 2021.

In the section entitled, “Additional Information About the Funds,” under “Redemption of Fund Shares,” please delete the third and fourth paragraphs in the entirety and replace with following:

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.
In the case of a liquidity event, a Fund's share price and/or returns may be negatively impacted. If a liquidity event occurs, the Adviser will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Interfund Lending Program.

This Supplement is dated June 4, 2021.

Supplement Dated June 4, 2021
To The Statement of Additional Information
Dated April 26, 2021

JNL® Investors Series Trust

The changes below are effective May 28, 2021.

On page 53, in the section entitled, “Purchases, Redemptions and Pricing of Shares,” under “Redemption of Fund Shares,” please delete the twelfth and thirteenth paragraphs in the entirety and replace with following:

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.
In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted.  If a liquidity event occurs, the Adviser will promptly notify the Board of the liquidity event and take corrective action.  Corrective action may include, among other things, use of the Interfund Lending Program.

This Supplement is dated June 4, 2021.